Exhibit 9

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          LAW AND REGULATION DEPARTMENT
                          3100 Sanders Road, Suite J5B
                           Northbrook, Illinois 60062
                         Direct Dial Number 847-402-2400
                             Facsimile 847-402-4371


Michael J. Velotta
Vice President, Secretary
and General Counsel

                                 May 20, 2002

TO:          ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
             FARMINGVILLE, NEW YORK 11738-9075

FROM:        MICHAEL J. VELOTTA
             VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

RE:          FORM N-4 REGISTRATION STATEMENT
             UNDER THE SECURITIES ACT OF 1933 AND
             THE INVESTMENT COMPANY ACT OF 1940
             FILE NOS.  333-67852, 811-06117
             ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

     With reference to the above mentioned Registration Statement on Form N-4 ("Registration Statement") filed by Allstate Life Insurance Company of New York (the "Company"), as depositor, and Allstate Life of New York Variable Annuity Account II, as registrant, with the Securities and Exchange Commission described therein, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of May 20, 2002:

1. The Company is duly organized and existing under the laws of the State of New York and has been duly authorized to do business by the Director of Insurance of the State of New York.

2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the Company.

     I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectus constituting a part of the Registration Statement.

Sincerely,


/s/ MICHAEL J. VELOTTA
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Michael J. Velotta
Vice President, Secretary and General Counsel